EXHIBIT 32
                                  CERTIFICATION

         The undersigned certifies pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Date:  August 14, 2003                   /s/  Bernard P. Aldrich
            ---------------                   -----------------------
                                              President and Chief
                                              Executive Officer


     Date:  August 14, 2003                   /s/   Robert M. Wolf
            ---------------                   --------------------
                                              Chief Financial Officer



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